Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED
BY DIAMEDICA THERAPEUTICS INC.
PURSUANT TO 17 C.F.R. SECTION 200.83

SUPPLEMENTAL TO LEASE AGREEMENT

DATE:	December 16, 2015

PARTIES:	ONE TWO HOLDING LLC, A DELAWARE LIMITED LIABILTY COMPANY “Landlord”

DIAMEDICA USA INC., A DELAWARE CORPORATION “Tenant”

RECITALS:

A.

Landlord and Tenant are parties to that certain lease dated September 18, 2015 (the “Lease”) relating to approximately 1,559 rentable square feet of space (the “Premises”) located at Two Carlson Parkway, Suite 165, Plymouth, MN 55447.

B.	Landlord and Tenant have determined the Commencement Date and Termination Date.

AGREEMENT:

In consideration of the following terms and conditions, the parties agree as follows:

1.     Recitals. The foregoing Recitals are true and are incorporated herein.

2.     Commencement Date/Termination Date. Section 1.19 of the Lease is hereby amended to provide that the Commencement Date of the Lease shall be deemed to mean November 23, 2015 and Section 1.20 of the Lease is hereby amended to provide that the Termination Date of the Lease shall be deemed to mean February 29, 2019.

3.     Interpretation of Supplemental Lease Agreement. In the event of any conflict between the Lease and this Agreement, the terms of this Agreement shall control. Except as expressly amended, supplemented or modified by this Agreement, the Lease shall continue in full force and effect. All capitalized terms contained in this Agreement, unless specifically defined herein, shall have the meaning ascribed to them in the Lease.

4.     Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

5.     Counterparts/Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be effective upon delivery and, thereafter, shall be deemed to be an original, and all of which shall be taken as one and the same instrument with the same effect as if each party had signed on the same signature page. This Agreement may be transmitted by fax or by electronic mail in portable document format (“pdf”) and signatures appearing on faxed instruments and/or electronic mail instruments shall be treated as original signatures.

CONFIDENTIAL TREATMENT REQUESTED
BY DIAMEDICA THERAPEUTICS INC.
PURSUANT TO 17 C.F.R. SECTION 200.83

IN WITNESS WHEREOF, the parties have executed this Supplemental to Lease Agreement as of the day and year first above written.

LANDLORD:

ONE TWO HOLDING LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:	Carlson Real Estate Services, LLC
Its:	Asset Manager

By:	/s/ Mark G. Herreid
Name: Mark G. Herreid
Title: Chief Manager and CFO

TENANT:

DIAMEDICA USA INC.,
A DELAWARE CORPORATION

By:	/s/Rick Pauls
Name: Rick Pauls
Title: CEO

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